UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 7, 2023

TROIKA MEDIA GROUP, INC.
(Exact name of registrant as speciﬁed in its charter)

Nevada	001-40329	83-0401552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identiﬁcation No.)

25 W 39th Street New York, NY	10018
(Address of principal executive oﬃces)	(Zip Code)
Registrant’s telephone number, including area code (212) 213-0111
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions :

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares $0.001 par value	TRKA	The NASDAQ Capital Market
Redeemable Warrants to acquire Common Shares	TRKAW	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

The information set forth below in Item 1.03 of this Current Report on Form 8-K (this “Form 8-K”) regarding the Stalking Horse Asset Purchase Agreement (as defined below), the Restructuring Support Agreement (as defined below) and the DIP Financing Agreement (as defined below) is incorporated by reference herein.

Item 1.03 Bankruptcy or Receivership

Chapter 11 Filing

On December 7, 2023, Troika Media Group, Inc. (the “Company”) and certain of its subsidiaries (such subsidiaries together with the Company, the “Debtors”) each filed a voluntary petition for relief (the “Bankruptcy Petitions”) under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the Southern District of New York (such court, the “Court” and such cases, the “Cases”). The Debtors have filed a motion with the Court seeking joint administration of the Cases under the caption In re Troika Media Group, Inc., et al. The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. To ensure their ability to continue operating in the ordinary course of business, the Debtors have filed various “first day” motions with the Bankruptcy Court requesting customary relief, including authority to obtain debtor-in-possession financing and to pay employee wages and benefits, that will enable the Debtors to transition into chapter 11 protection without material disruption to their ordinary course operations. The Company has engaged Jefferies LLC (“Jefferies”) to advise on its strategic options, including the process to sell its assets in connection with the Cases.

Asset Purchase Agreement

On December 7, 2023, prior to the filing of the Bankruptcy Petitions, the Company and Blue Torch Finance, LLC (together with its affiliated buyer entity, as applicable, “Blue Torch”) agreed to the terms of a form of “stalking horse” asset purchase agreement (the “Stalking Horse Asset Purchase Agreement”) under which an affiliate of Blue Torch and the Debtors would agree to sell substantially all of the assets of the Company (the “Purchased Assets”) for consideration consisting of (1) a credit bid equal to (x) an amount up to all outstanding obligations under the DIP Credit Facility (as defined below) but not less than $11,000,000, and (y) the outstanding obligations under the Financing Agreement up to the full amount of the Prepetition Loan Claims, but not less than $40,000,000, plus (2) the assumption by Blue Torch of the Assumed Liabilities (as defined in the Stalking Horse Asset Purchase Agreement) (the “Sale Transaction”). The Sale Transaction is part of a sale process under Section 363 of the Bankruptcy Code that will be subject to approval by the Court and compliance with agreed upon and Court-approved bidding procedures allowing for the submission of higher or otherwise better offers, and other agreed-upon conditions (the “363 Sale Process”). In accordance with the 363 Sale Process, notice of the proposed sale to Blue Torch will be given to third parties and competing bids will be solicited by Jefferies. The Company will manage the bidding process and evaluate the bids, in consultation with its advisors and as overseen by the Court.

The Stalking Horse Asset Purchase Agreement contains customary representations and warranties of the parties and is subject to a number of closing conditions, including, among others, (i) the accuracy of representations and warranties of the parties; (ii) material compliance with the obligations of the parties set forth in the Stalking Horse Asset Purchase Agreement, including achievement of certain milestones by the Company related to the Cases and the 363 Sale Process on a timely basis; and (iii) no Material Adverse Effect (as defined in the Stalking Horse Asset Purchase Agreement) having occurred from the date the agreement is executed to the closing date.

The Stalking Horse Asset Purchase Agreement may be terminated, subject to certain exceptions: (i) by the mutual written consent of the parties; (ii) by Blue Torch if (a) any Bankruptcy Milestone (as defined in the Stalking Horse Asset Purchase Agreement) is not timely satisfied in accordance with the Stalking Horse Asset Purchase Agreement, (b) the Cases are dismissed or converted to a case under Chapter 7 of the Bankruptcy Code, (c) a trustee or examiner is appointed under section 1104 of the Bankruptcy Code, (d) there is an event of default under the DIP Credit Facility, (e) Blue Torch is not the winning bidder at the conclusion of the auction process, (f) if the closing has not occurred by the outside date set forth in Section 7.3 of the Stalking Horse Asset Purchase Agreement, or (iii) by either party, (a) for certain material breaches by the other party of its representations and warranties or covenants that remain uncured, (b) if the Company enters into a definitive agreement with respect to an alternative transaction for the Purchased Assets or the Court approves an alternative transaction for the Purchased Assets, or (c) if any governmental entity enacts or issues a law or order or takes other action permanently restraining, prohibiting or enjoining any of the parties from consummating the transactions.

The Stalking Horse Asset Purchase Agreement remains subject to approval by the Court, is not complete and has not been signed by the parties contemplated thereby, and the description above is qualified in its entirety by reference to the Stalking Horse Asset Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, and which is hereby incorporated herein by reference.

Restructuring Support Agreement

On December 7, 2023, the Company and Blue Torch entered into a restructuring support agreement (the “Restructuring Support Agreement”) with Blue Torch to sell the Purchased Assets for consideration consisting of a credit bid equal to (x) an amount up to all outstanding obligations under the DIP Credit Facility (as defined below) but not less than $11,000,000, and (y) the outstanding obligations under the Financing Agreement up to the full amount of the Prepetition Loan Claims, but not less than $40,000,000.

The Restructuring Support Agreement contains customary representations and warranties of the parties and is subject to a number of closing conditions, including, among others, (i) the accuracy of representations and warranties of the parties; (ii) material compliance with the obligations of the parties set forth in the Restructuring Support Agreement, including achievement of certain milestones by the Company related to the Cases and the sales process on a timely basis; and (iii) no Material Adverse Effect (as defined in the Restructuring Support Agreement) having occurred from the date of the agreement to the closing date.

The Restructuring Support Agreement may be terminated, subject to certain exceptions: (i) by Blue Torch if (a) the failure to meet any Milestone (as defined in the Restructuring Support Agreement) is not timely satisfied in accordance with the Restructuring Support Agreement, (b) the Company or any of its subsidiaries files, waives, amends or modifies any Definitive Document (as defined in the Restructuring Support Agreement) which would be materially inconsistent with or a material breach of the Restructuring Support Agreement (c) any subsidiary of the Company commences or files an insolvency proceeding or similar relief, (d) the Company or any of its subsidiaries challenges any Claims (as defined in the Restructuring Support Agreement) by any lender party to the Restructuring Support Agreement, (e) the Court enters an order terminating the Debtors’ exclusive right to file or solicit acceptances of a plan of reorganization, (f) the Company fails to pay any fees or expenses of the Consenting Lender Parties’ Advisors (as defined under the Restructuring Support Agreement), (g) any of the Definitive Documents have been amended, modified, or withdrawn, (h) the termination of the Stalking Horse Asset Purchase Agreement on account of any breach by the Debtors under the terms of the Stalking Horse Asset Purchase Agreement, (i) the termination of the DIP Credit Agreement on account of any event of default under the DIP Credit Facility by the Debtors, or (j) the occurrence of a Material Adverse Effect (as defined in the Financing Agreement (as defined below)) other than any event directly related to the Restructuring Transactions (as defined in the Restructuring Support Agreement) (ii) by the Company if (a) the board of directors of the Company determines that proceeding with any of the transactions contemplated thereunder would be inconsistent with the exercise of its fiduciary duties, or (b) if the lenders party to the Restructuring Support Agreement hold less than 66 2/3% of the principal amount of obligations under the Financing Agreement (as defined below), or (iii) by either party, (a) for certain material breaches by the other party of its representations and warranties or covenants that remain uncured, (b) the Cases are dismissed or converted to a case under chapter 7 of the Bankruptcy Code, or (c) if any governmental entity enacts or issues a law or order or takes other action permanently restraining, prohibiting or enjoining any of the parties from consummating the transactions.

The foregoing description of the Restructuring Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Restructuring Support Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein. The representations and warranties contained in the Stalking Horse Asset Purchase Agreement and Restructuring Support Agreement were or will be made only for the purposes of the Stalking Horse Asset Purchase Agreement and Restructuring Support Agreement and solely for the benefit of the parties thereto. Those representations and warranties may be subject to important limitations and qualifications agreed to by such parties. Some of those representations and warranties may not be accurate or complete as of any particular date because they are subject to contractual standards of materiality different from that generally applicable to public disclosures to stockholders. Furthermore, the representations and warranties may have been or will be made for the purposes of allocating contractual risk between the parties to such contract or other document instead of establishing these matters as facts, and they may or may not have been or will be accurate as of any specific date and do not purport to be accurate as of the date of this Form 8-K. Accordingly, you should not rely upon the representations and warranties in the Stalking Horse Asset Purchase Agreement and Restructuring Support Agreement as statements of factual information.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Debtor-in-Possession Financing

On December 7, 2023, the Company agree to a form of that certain Superpriority Secured Debtor-in-Possession Financing Agreement (the “DIP Financing Agreement”) by and among the Company, as borrower, certain of the Company’s subsidiaries from time to time party thereto as guarantors, the lenders from time to time party thereto (the “DIP Lenders”) and Blue Torch Finance LLC, as administrative agent and collateral agent, pursuant to which the DIP Lenders provided the Debtors with a senior secured, superpriority debtor-in-possession term loan facility in the maximum aggregate amount of $11,000,000 (the “DIP Credit Facility”), which, subject to the satisfaction of certain conditions precedent to drawing as set forth in the DIP Financing Agreement, will be made available to the Debtors in multiple drawings as follows: (i) up to $7,500,000 will be made available for drawing upon entry by the Court of an interim order authorizing and approving the DIP Credit Facility on an interim basis (the “Interim DIP Order”) and (ii) up to $3,500,000 will be made available for drawing upon entry of the Court of a final order authorizing and approving the DIP Credit Facility on a final basis (the “Final DIP Order” and together with the Interim DIP Order, the “DIP Orders”). The DIP Credit Facility contains conditions precedent, representations and warranties, affirmative and negative covenants and events of default customary for financings of this type and size. Subject to the DIP Orders and the terms of the DIP Financing Agreement, proceeds of the loans made under the DIP Credit Facility may be used (i) to provide working capital and for other general corporate purposes of the Debtors and their subsidiaries, (ii) to fund the costs of the administration of the Cases (including professional fees and expenses) and the 363 Sale Process, (iii) fund an orderly wind-down of the Debtors and their subsidiaries following the consummation of the Sale Transaction according to a budget in form and substance acceptable to DIP Lenders holding more than 50% of the principal amount of outstanding loans and unfunded commitments under the DIP Financing Agreement, and in accordance with the terms of the Stalking Horse Asset Purchase Agreement and the Sale Order (as defined in the DIP Orders), and (iv) to make other payments consistent with the Budget (as defined in the DIP Financing Agreement).

The foregoing description of the DIP Financing Agreement does not purport to be complete and is qualified in its entirety by reference to the DIP Financing Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated by reference herein, as may be approved by the Court.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The filing of the Bankruptcy Petitions described in Item 1.03 above constitutes an Event of Default (as defined in the Financing Agreement (as defined below)) that accelerated the Company’s obligations under the Financing Agreement, dated as of March 21, 2022 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Financing Agreement”) by and among the Company, as borrower, certain of the Company’s subsidiaries from time to time party thereto as guarantors, the lenders from time to time party thereto and Blue Torch Finance LLC, as administrative agent and collateral agent. As of December 1, 2023, the outstanding principal amount under the Financing Agreement was $71,718,750. The Financing Agreement provides that upon the filing of the Bankruptcy Petitions, the outstanding principal and all accrued and unpaid interest under the Financing Agreement shall automatically become due and payable. Any efforts to enforce such payment obligations under the Financing Agreement are automatically stayed as a result of the Bankruptcy Petitions, and the creditors’ rights of enforcement in respect of the Financing Agreement are subject to the applicable provisions of the Bankruptcy Code.

Item 8.01 Other Events

Press Release

On December 7, 2023, the Company issued a press release announcing the filing of the Cases and related agreements. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Annual Meeting

The Company previously disclosed that it intended to hold its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) on December 15, 2023. In consideration of the Cases, the Company has determined to cancel the 2023 Annual Meeting, with a new date for such meeting to be set at a later date, as required.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s security holders are cautioned that trading in the Company’s securities during the pendency of the Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Cases. The Company currently does not expect that holders of the Company’s common stock or other equity securities will receive any payment or other distribution on account of those securities in the Cases given the expected sales proceeds (which currently consist of a credit bid and the assumption of certain liabilities of the Debtors) and the amount of the Debtors’ liabilities to more senior creditors. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, statements about the Company’s plans to sell its assets pursuant to chapter 11 of the Bankruptcy Code and the timing of such sales and ability to satisfy closing conditions; the Company’s intention to continue operations during the Cases; the Company’s belief that the 363 Sale Process will be in the best interest of the Company and its stakeholders; and other statements regarding the Company’s strategy and future operations, performance and prospects among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Cases on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Cases and to maintain contracts that are critical to its operations; the outcome and timing of the Cases and any potential asset sale; the effect of the filing of the Cases and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Cases or the Sale Transaction; uncertainty regarding obtaining Court approval of a sale of the Company’s assets or other conditions to the potential asset sale; and the timing or amount of any distributions, if any, to the Company’s stakeholders.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Asset Purchase Agreement, dated as of December 7, 2023 by and among, Troika Media Group, Inc., the Sellers party thereto, and solely for the purposes expressly therein, Blue Torch Finance LLC
10.2	Restructuring Support Agreement, dated as December 7, 2023 by and among, Troika Media Group, Inc., certain Company Subsidiaries, certain consenting lenders thereto, and Blue Torch Finance LLC
10.3
Form of Superpriority Secured Debtor-In-Possession Financing Agreement, dated as of December 7, 2023, by and among the Company, as borrower, certain of the Company’s other subsidiaries from time to time party thereto as guarantors, the DIP Lenders and Blue Torch Finance LLC, as administrative agent.

99.1	Press Release dated December 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Troika Media Group, Inc.
(Registrant)

Date: December 7, 2023	By:	/s/ Derek McKinney
(Signature)
Derek McKinney General Counsel and Corporate Secretary